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              VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
   New York      01/14/09       -     $  95.64  $  650,000,000  $2,800,000    0.43%      1.72%     Citigroup,      Citigroup
    City                                                                                           Banc of
 Transitional                                                                                      America
   Finance                                                                                         Securities
  Authority                                                                                        LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Jackson
                                                                                                   Securities
                                                                                                   Inc., Stifel
                                                                                                   Nicolaus,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Loop Capital
                                                                                                   Markets
                                                                                                   LLC, Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia
                                                                                                   Bank, National
                                                                                                   Association,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., DEPFA
                                                                                                   First

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
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, M.R.
                                                                                                   Beal &
                                                                                                   Company,
                                                                                                   Prager,
                                                                                                   Sealy &
                                                                                                   Co., LLC,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Southwest
                                                                                                   Securities

 Salt River      01/15/09       -     $ 102.27  $  744,180,000  $3,145,000    0.42%      2.76%     Goldman,        Goldman Sachs
   Project                                                                                         Sachs &
   Arizona                                                                                         Co., Morgan
 Agriculture                                                                                       Stanley &
  5.000% due                                                                                       Co.,
   1/1/2022                                                                                        Incorporated,
                                                                                                   J.P.
                                                                                                   Morgan,
                                                                                                   Citigroup

     The         01/16/09       -     $ 101.56  $  200,000,000  $2,500,000    1.25%      6.25%     Stone &         Stone &
 Metropolitan                                                                                      Youngberg,      Youngberg
    Water                                                                                          Banc of
 District of                                                                                       America
   Southern                                                                                        Securities,
  California                                                                                       LLC, Goldman,
                                                                                                   Sachs &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   J.P. Morgan,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   De La Rosa
                                                                                                   & Co., Loop
                                                                                                   Capital

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
                                                                                                   Markets LLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.

 Los Angeles     02/05/09       -     $ 109.83  $  950,000,000  $1,500,000    0.31%      1.26%     Barclays        Barclays
  California                                                                                       Capital, De     Capital
   Unified                                                                                         La Rosa &
    School                                                                                         Co., Stone
   District                                                                                        & Youngberg,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   Backstrom
                                                                                                   McCarley
                                                                                                   Berry &
                                                                                                   Co., LLC

 Massachusetts   02/05/09       -     $ 108.91  $  285,200,000  $1,800,000    0.63%      0.77%     J.P.            J.P. Morgan
     Water                                                                                         Morgan,
   Resources                                                                                       Barclays
   Authority                                                                                       Capital,
                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                   Co., DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC, Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc.

 Commonwealth    02/13/09       -     $ 105.54  $  385,455,000  $2,470,000    0.86%      5.12%     Citigroup,      Citigroup
 of Kentucky                                                                                       Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.

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
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan &
                                                                                                   Co., Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

 Commonwealth    02/13/09       -     $ 104.80  $  385,455,000  $2,780,000    0.72%      5.12%     Citigroup,      Citigroup
 of Kentucky                                                                                       Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire

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
                                                                                                   & Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan &
                                                                                                   Co., Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

   Board of      02/13/09       -     $ 103.13  $  385,455,000  $4,000,000    1.21%      2.28%     J.P.            J.P. Morgan
  Regents of                                                                                       Morgan,
  the Texas                                                                                        Morgan
    A&M                                                                                            Keegan &
  University                                                                                       Company,
    System                                                                                         Inc. Estrada
                                                                                                   Hinojosa &
                                                                                                   Company,
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   SBK_Brooks
                                                                                                   Investment
                                                                                                   Corp., Merrill
                                                                                                   Lynch, Piper
                                                                                                   Jaffray &
                                                                                                   Co., RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, M.R.
                                                                                                   Beal &
                                                                                                   Company,
                                                                                                   Samuel A.
                                                                                                   Ramirez & Co.,
                                                                                                   Siebert

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
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC

   State of      03/20/09       -     $  98.15  $1,529,065,000  $1,545,000    0.10%      0.90%     Barclays        Barclays
  Wisconsin                                                                                        Capital,        Capital
  5.375% due                                                                                       Citigroup,
   5/1/2025                                                                                        DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Robert
                                                                                                   W. Baird &
                                                                                                   Co., Edward
                                                                                                   Jones, Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Cabrera
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Wachovia

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
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association

   State of      03/25/09       -     $  97.56  $6,543,020,000  $2,700,000    0.04%      0.19%     Merrill         Merrill Lynch
 California                                                                                        Lynch &
  GO Bonds                                                                                         Co.,
 5.750% due                                                                                        Citigroup,
  4/1/2031                                                                                         De La Rosa
                                                                                                   & Co., Alamo
                                                                                                   Capital,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Rice Financial
                                                                                                   Products Co.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Wedbush Morgan
                                                                                                   Securities,
                                                                                                   Backstrom
                                                                                                   McCarley
                                                                                                   Berry &
                                                                                                   Co., LLC,
                                                                                                   Blaylock

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
                                                                                                   Robert Van,
                                                                                                   LLC, DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., Jackson
                                                                                                   Securities,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners
                                                                                                   Inc., Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   Stone &
                                                                                                   Youngberg,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, City
                                                                                                   National
                                                                                                   Securities,
                                                                                                   Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co., LP,
                                                                                                   Great Pacific
                                                                                                   Securities,
                                                                                                   Jesup & Lamont
                                                                                                   Securities
                                                                                                   Corporation,

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
                                                                                                   Morgan
                                                                                                   Keegan and
                                                                                                   Company,
                                                                                                   Inc., The
                                                                                                   Northern
                                                                                                   Trust
                                                                                                   Company,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC,
                                                                                                   RBC Capital
                                                                                                   Markets, SL
                                                                                                   Hare Capital,
                                                                                                   Wachovia
                                                                                                   Bank, NA,
                                                                                                   Wells Fargo
                                                                                                   Institutional
                                                                                                   Securities,
                                                                                                   LLC

 Metropolitan    04/24/09       -     $ 102.63  $1,250,000,000  $4,000,000    0.32%      0.48%     M.R. Beal &     J.P. Morgan
Transportation                                                                                     company,
  Authority                                                                                        Citigroup,
                                                                                                   Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank &
                                                                                                   Co., LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National

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
                                                                                                   Association,
                                                                                                   J.P. Morgan,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Jefferies &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets